Exhibit 10.1

                             AMENDMENT TO AGREEMENT

     THIS AMENDMENT is made and entered into by and between Arizona Public Service Company and its Affiliates ("APS") and William L. Stewart ("Employee").


                                   WITNESSETH:

     WHEREAS, APS and Employee entered into an Agreement on December 13, 1999 ("Agreement"); pursuant to which Employee would remain employed by APS as President, Generation, through December 31, 2002; and

     WHEREAS, the parties desire to amend the Agreement to extend Employee's employment beyond December 31, 2002, and to extend deferred payments and repayment of lines of credit, and to make certain other changes:

     NOW, THEREFORE, effective as of January 1, 2002, the Agreement is amended as follows:

     1. The third sentence of Section II, paragraph B is revised to read as follows:

               All outstanding amounts will be due in full on or before March 31, 2005, except as provided in Section II, paragraph G, below.

     2. The last sentence of Section II, paragraph C is revised to read as follows:

               Payment of the deferred amount, plus interest, will be made on January 3, 2005, in a lump sum, except as provided in Section II, paragraph G, below.

     3.   Section II, paragraph D is revised to read as follows:

               D. ADDITIONAL PAYMENTS. In addition, if Employee continues full-time employment through December 31, 2002, Employee will receive an additional $800,000 on January 3, 2005.

     4. The second sentence of Section II, paragraph G is revised to read as follows:

               If Employee separates from employment prior to December 31, 2002, for any reason, other than death or disability:

     5.   Section II, paragraph G, subparagraph 4 is revised to read as follows:

               If Employee separates from employment prior to December 31, 2002, for any reason, other than death or disability, Employee will not receive the additional payment of $800,000 due on January 3, 2005.

     6.   Section II, paragraphs J and K are deleted.



ARIZONA PUBLIC SERVICE COMPANY


By: William J. Post                          Date:       8-7-02
    -------------------------------                --------------------
    William J. Post
    Chief Executive Officer


    William L. Stewart                       Date:      7-30-02
    --------------------------------                -------------------
    William L. Stewart


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